UNITY BANCORP INC

12/31/2021

NASDAQ: UNTY

Forward-Looking Statements

This presentation may contain forward-looking statements with respect to Unity Bancorp's financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," and similar expressions which are intended to identify forward-looking statements.

Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation's control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2020 which has been filed with Securities and Exchange Commission and are available in the Investor Relations section of the Corporation's website (www.unitybank.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Company Snapshot

- Founded September 16, 1991
- Headquartered in Clinton, New Jersey
- Approximately $2.0 billion in assets and $1.8 billion in deposits
- Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service offices located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.

Financial Summary 12/31/2021

Balance Sheets (000s)	
Total Assets	2,033,713
Total Loans	1,649,448
Total Deposits	1,758,881
Total Equity	205,729
Loans/Deposits (%)	93.78%
Capital & Asset Quality (%)	
Equity/Assets	10.12%
NPAs/Assets (1)	0.48%
Profitability (%)	
ROAA	1.87%
ROACE	19.16%
NIM	4.16%
Efficiency Ratio (2)(3)	46.09%

(1) NPAs = nonaccrual loans + OREO
(2) These measures are not measures recognized under GAAP and are therefore considered to be non-GAAP financial measures.
(3) Efficiency ratio is total non-interest expense divided by the sum of net interest income and total non-interest income (excluding securities gains/(losses)).

Unity Bank is a wholly owned subsidiary of Unity Bancorp.

Member FDIC
Equal Opportunity Lender • Equal Housing Lender

Bank Franchise

Unity Bank Branch Locations

Unity Branch Locations	
1	Forks Township, PA
2	Phillipsburg, NJ
3	Washington, NJ
4	Clinton, NJ
5	Flemington, NJ
6	Whitehouse, NJ
7	Somerset, NJ
8	North Plainfield, NJ
9	Middlesex, NJ
10	Highland Park, NJ
11	Edison, NJ
12	South Plainfield, NJ
13	Scotch Plains, NJ
14	Union, NJ
15	Linden, NJ
16	Somerville, NJ
17	Emerson, NJ
18	Ramsey, NJ
19	Bethlehem, PA


Bergen
Northampton
Warren
Union
Hunterdon
Somerset
Middlesex
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

Executive Management Team









	James A. Hughes, CPA President/ Chief Executive Officer	George Boyan Chief Financial Officer	John J. Kauchak Chief Operating Officer	Janice Bolomey Director of Sales/ Chief Administrative Officer
Unity Bank Experience	Joined in 2000	Joined in 2021	Joined in 1996	Joined in 2001
Banking Experience	32 years	7 years	47 years	32 years
Previous Experience	Summit Bancorp, KPMG L.L.P.	Bank Leumi USA	Resolution Trust Corporation	

Engaged Board of Directors

- David Dallas, Chairman of the Board, and Robert Dallas, Board Member, both founding members of the Bank
- Average tenure of Board Members is 15 years
- Diverse experience including financial industry, medical professionals and business ownership
- Director and Executive Officer ownership 32%

Recent Financial Performance

Financial Highlights



$23.6
$36.1
12/31/2020 YTD
12/31/2021 YTD
Net Income



$2.19
$3.43
12/31/2020 YTD
12/31/2021 YTD
Diluted EPS



$1,627.8
$1,558.0
$1,649.4
$1,758.9
12/31/2020
12/31/2021
Total Loans
Total Deposits

- Total Loans – 1.3% increase
  - 38.3% increase in residential construction loans
  - 17.9% increase in consumer loans
  - 10.9% increase in commercial loans
- Total Deposits – 12.9% increase
  - 52.4% increase in savings deposits
  - 19.5% increase in interest-bearing demand deposits
  - 15.1% increase in noninterest-bearing demand deposits

Historical Growth

(dollars in millions)



Total Assets
CAGR 8.7%
2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$1,455.5
$1,579.2
$1,718.9
$1,958.9
$2,033.7
2017
2018
2019
2020
2021



Total Loans
CAGR 8.9%
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
$1,170.7
$1,304.6
$1,425.6
$1,627.8
$1,649.4
2017
2018
2019
2020
2021



Total Deposits
CAGR 14.0%
2,000.0
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
$1,043.1
$1,207.7
$1,250.1
$1,558.0
$1,758.9
2017
2018
2019
2020
2021



Total Equity
CAGR 14.9%
250.0
200.0
150.0
100.0
50.0
-
$118.1
$138.5
$160.7
$173.9
$205.7
2017
2018
2019
2020
2021

Loan Mix
(dollars in millions)



$1,800.00
$1,600.00
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
CAGR 8.9%
$1,170.7
$66.8
$57.2
$52.7
$365.1
$628.9
$1,304.6
$50.5
$61.0
$62.9
$436.1
$694.1
$1,425.6
$49.3
$71.0
$72.5
$467.7
$765.1
$1,627.8
$48.9
$118.2
$66.1
$87.2
$467.6
$839.8
$1,649.4
$63.5
$46.4
$77.9
$120.5
$409.4
$931.7
2017
2018
2019
2020
2021
Commercial
Residential
Consumer construction
Consumer
PPP
SBA

Loan Composition - Regulatory Classification



Other 0.0%
Consumer 0.8%
Comm & Industr 7.4%
Non Owner Occ. CRE 19.8%
Owner Occ. CRE 27.4%
1-4 Family 30.1%
Constr & Land Dev 14.5%

Regulatory Loan Composition (in $000s)

	Balance
Non Owner Occ. CRE	$ 326,400
1-4 Family	496,746
Constr & Land Dev	238,530
Owner Occ. CRE	452,435
Comm & Industr	122,520
Other	193
Farm	80
Consumer	12,544
Total Loans	$1,649,448

Deposit Trend
(dollars in millions)



$2,000.00
$1,800.00
$1,600.00
$1,400.00
$1,200.00
$1,000.00
$800.00
$600.00
$400.00
$200.00
$-
CAGR 14.0%
$1,043.2
$256.1
144.0
$225.5
$417.6
$1,207.7
$270.2
155.1
$357.0
$425.4
$1,250.1
$279.8
159.2
$404.2
$406.9
$1,558.0
$459.7
204.2
$438.6
$455.5
$1,759.0
$529.2
244.1
$291.5
$694.2
2017
2018
2019
2020
2021
Savings deposits
Time deposits
Interest-bearing deposits
Noninterest-bearing deposits



Deposit Composition
Money Market 5.1%
Jumbo CDs 1.9%
Retail CDs 14.6%
Transactional Accts 44.0%
Other Savings 34.4%

Summary Income Statement and Profitability

(dollars in millions)

	12/31/2020 YTD		12/31/2021 YTD	
Net Interest Income	$	64.4	$	77.0
Provision for Loan Losses		7.0		0.2
Noninterest Income		12.9		12.1
Noninterest Expense		39.3		40.8
Provision for Income Taxes		7.4		12.0
Net Income	$	23.6	$	36.1
Diluted Earnings Per Share	$	2.19	$	3.43
Return on Average Assets		1.35 %		1.87 %
Return on Average Equity		14.20		19.16
Net Interest Margin		3.85		4.16

Net Interest Income & Net Interest Margin

(dollars in millions)



$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.83%
3.97%
3.95%
3.85%
4.16%
$45.8
$53.8
$57.6
$64.4
$77.0
2017
2018
2019
2020
2021
Net Interest Income
Net Interest Margin

Noninterest Income
(dollars in millions)


$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$8.3
$9.0
$9.5
$12.9
$12.1
2017
2018
2019
2020
2021
Noninterest Income

Noninterest Expense

(dollars in millions)



$50.00
$45.00
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.37%
2.34%
2.25%
2.24%
2.11%
$30.0
$33.4
$34.7
$39.3
$40.8
2017
2018
2019
2020
2021
Noninterest Expense
Noninterest Expense/Average Assets

Profitability Progression

Diluted Earnings and Dividends per Share


$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.36
$2.01
$2.14
$2.19
$3.43
$0.23
$0.27
$0.31
$0.32
$0.36
2017
2018
2019
2020
2021
Dividends Per Share
Diluted EPS

Repurchased Shares

2021 Stock Buyback					
Settlement Date	Shares	Cost	Commision	Price	Total Cost
January	-	$ -	$ -	$ -	$ -
February	39,620	763,211	2,026	19.26	765,237
March	9,692	193,647	507	19.98	194,154
April	25,795	551,295	1,327	21.37	552,623
May	-	-	-	-	-
June	14,639	322,416	762	22.02	323,177
July	46,343	1,008,869	2,362	21.77	1,011,231
August	27,000	605,166	1,118	22.41	606,284
September	11,712	261,905	351	22.36	262,256
October	-	-	-	-	-
November	-	-	-	-	-
December	3,483	86,830	104	24.93	86,934
Total	**178,284**	**3,793,338**	**8,558**	**$ 21.28**	**$ 3,801,896**

Remaining Shares Available	**571,716**


UNITY BANK
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